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                                                                 Exhibit 23.2

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated August 11, 2000, included in Blue Wave Systems Inc.'s Form 10-K for the year ended June 30, 2000, and to all references to our firm included in this registration statement.

                                       /s/ ARTHUR ANDERSEN LLP

Dallas, Texas
May 15, 2001